UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2006
Input/Output, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12961 (Commission File Number)	22-2286646 (IRS Employer Identification No.)

12300 Parc Crest Dr. Stafford, TX (Address of principal executive offices)	77477 (Zip Code)
Registrant’s telephone number, including area code: (281) 933-3339
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
SIGNATURES
Item 7.01. Regulation FD Disclosure
     Robert P. Peebler, President and Chief Executive Officer of Input/Output, Inc. (the “Company”), and R. Brian Hanson, Executive Vice President and Chief Financial Officer of the Company, will present at the Johnson Rice & Company Seismic Forum in New Orleans, Louisiana on Tuesday, October 3, 2006, commencing at approximately 9:30 a.m. Central Time. The Forum is being held at the Hampton Inn & Suites Convention Center, 1201 Convention Center Boulevard, in New Orleans. The slides from the presentation will be available through the Investor Relations section of the Company’s website at www.i-o.com and will remain available on the Company’s website through November 15, 2006.
     In addition, representatives from the Company will be presenting various topics at the Society of Exploration Geophysicists (SEG) International Exposition and Annual Meeting, to be held from October 1, 2006 to October 6, 2006 in New Orleans, Louisiana. At approximately 4:00 p.m. on Monday October 2, 2006, at its booth on the SEG exposition floor, the Company will introduce Scorpion®, the Company’s new cable-based land recording system. Commencing at approximately 3:00 p.m. Central Time on Tuesday October 3, 2006, representatives of the Company will present various topics at the SEG, including information regarding Scorpion® and other Company products.
     The information contained in Item 7.01 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, or the Exchange Act.
     The presentations referenced in this report and any oral or written statements made in connection with the presentations may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements may include statements concerning estimated revenues, expected timing of future revenues and growth rates, estimated gross margins and operating expenses for fiscal 2006, future sales and market growth, timing of product introduction and commercialization, and other statements that are not statements of historical fact. Actual results may vary materially from those described in the forward-looking statements. All forward-looking statements will reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties may include: unanticipated delays in the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; the relatively small number of customers that the Company currently relies upon; the fact that a significant portion of the Company’s revenues is derived from foreign sales; the risks that sources of capital may not prove adequate; the Company’s inability to produce products to preserve and increase market share; and technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 27, 2006

Input/Output, Inc. (Registrant)
By:	/s/ DAVID L. ROLAND
	Name:	David L. Roland
	Title:	Vice President, General Counsel and Corporate Secretary